UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 26, 2023

Date of earliest event reported: April 19, 2023

DynaResource, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction	(CommissionFile Number)	(IRS Employer
of incorporation)		Identification No.)

222 W. Las Colinas Blvd, Suite 1910, North Tower, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 868-9066

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On April 19, 2023, DynaResource, Inc. (the “Company”) entered into a Multi-Party Agreement (the “Agreement”) with Golden Post Rail, LLC (“Golden Post”), MKR 2022 Grantor Retained Annuity Trust, and Koy W. (“K.D.”) Diepholz (“Diepholz”). Golden Post is a holder of more than 5% of the outstanding shares of the Company’s Common Stock and of all of the Company’s outstanding Series C Preferred Stock (the “Series C Stock”). Diepholz is the Company’s CEO and Chairman of the Company’s Board of Directors.

The principal terms of the Agreement are as follows:

•

Diepholz agreed to sell to the Company, and the Company agreed to redeem and purchase from Diepholz, all of the 1,000 outstanding shares (the “A Shares”) of Series A Preferred Stock (the “Series A Stock”) held by Diepholz for a price of $1,250,000.

•

The A Shares constitute all of the outstanding shares of Series A Stock of the Company. The Series A Stock carried the right to elect a majority of the Company’s Board of Directors. Upon the redemption of the A Shares, the Company agreed to retire the A Shares, not to issue or sell any Series A Stock in the future, and not to create or issue any other class or series of Preferred Stock having the right to elect a majority of the Board of Directors without approval of the Board of Directors (including the director appointed by the holders of the Series C Stock (the “Series C Director”).

•	Within 90 days after closing of the Agreement, the Company will seek stockholder approval to amend its Certificate of Incorporation to eliminate the Series A Stock.

•

The Company will enter into executive employment agreements (the “Employment Agreements”) with its key executives – Diepholz, Rene Mladosich, Jose Vargas, and License Santos (collectively, the “Executives”) – that include the following primary terms:

o	A term of four years, terminating on December 31, 2026.

o	Specified base salaries for each of the Executives, ranging from $150,000 to $300,000 per year, subject to annual adjustment as specified in the Agreement.

o	Discretionary bonus opportunities of up to 100% of base salary for Diepholz and up to 50% of base salary for the other Executives.

o

Severance equal to the remaining base salary and target bonus for any Executive terminated by the Company without Cause (as defined in the relevant Employment Agreement) or by the Executive for Good Reason (as defined in the relevant Employment Agreement).

•

Prior to the redemption of the A Shares, Diepholz agreed to vote the A Shares to elect Ronald Vail as a fourth independent member of the Company’s Board of Directors, resulting in the Company’s having a majority-independent Board of Directors.

•

The Company will create an Audit Committee, consisting of three or more independent members of its Board of Directors, one of which must be the Series C Director as long as Golden Post has the right to appoint the Series C Director.

2

•

The Company will create a Nominating Committee, consisting of (a) all of the independent members of the Board of Directors, including the Series C Director as long as Golden Post has the right to appoint the Series C Director; and (b) the CEO, as long Diepholz holds that position and is serving as a director.

•	The Company will hold its annual meeting of stockholders within 90 days following closing of the Agreement.

•

Golden Post released all claims known as of the date of the Agreement against the Company and Diepholz for breach of the Securities Purchase Agreement, dated as of May 6, 2015, by and among the Company, Golden Post, and Diepholz.

•	Golden Post and MKR GRAT agreed to a one-time waiver of their respective anti-dilution protections with respect to certain Company equity awards approved by the Company’s Compensation Committee.

•

Diepholz agreed to transfer his one share of DynaResource de Mexico, SA de CV (“Dyna Mexico”) to a newly formed subsidiary of the Company. Pursuant to Mexican Law, a person other than the Company must own at least one share of Dyna Mexico to ensure that Dyna Mexico has more than one shareholder.

•

Diepholz agreed to certain limitations on his authority as the attorney-in-fact of Dyna Mexico to ensure that Dyna Mexico’s corporate actions are subject to appropriate oversight by the Dyna Mexico Board of Directors under the ultimate supervision of the Company’s Board of Directors.

•	The Company agreed to reimburse Golden Post for its legal fees in connection with the matters covered by the Agreement in an amount not to exceed $30,000.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties.

Item 5.01 Changes in Control of Registrant.

As described under Item 1.01, the Company’s redemption of the A Shares from Diepholz for a purchase price of $1,250,000 will result in Diepholz no longer having the right to control the election of a majority of the Company’s Board of Directors. As a consequence, all of the Company’s Board of Directors, with the exception of the Series C Director, will be subject to election by vote of the holders of the Common Stock of the Company. The Company is not aware of any other arrangements the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2023, Ronald Vail, 75 , was elected to fill the vacant seventh seat on the Company’s Board of Directors. Mr. Vail was elected by the affirmative vote of all of the outstanding shares of Series A Preferred Stock acting by unanimous written consent. Mr. Vail was elected pursuant to the terms of the Agreement described in Item 1.01 and is expected to serve on the Company’s Audit and Nominating Committees.

3

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Multi-Party Agreement, dated as of April 19, 2023 by and among DynaResource, Inc., Golden Post Rail, LLC, MKR 2022 Grantor Retained Annuity Trust, and Koy W. (“K.D.”) Diepholz

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.

Dated: April 26, 2023	By:	/s/ Koy W. (“K.D.”) Diepholz
Koy W. (“K.D.”) Diepholz, CEO

5